General Municipal
      Bond Fund, Inc.


      ANNUAL REPORT February 28, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL
      COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General Municipal
                                                                 Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for General Municipal Bond Fund, Inc. covers the 12-month period from March 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality municipal bonds. Can this constructive environment for municipal bonds be sustained? While history suggests that tax-exempt bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds after a prolonged period of fixed-income outperformance, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended February 28, 2003, the fund achieved a total return of 5.23%.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 7.67% for the same period.(2) In addition, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 6.37%.(3)

We attribute the municipal bond market's generally strong performance to the effects of declining interest rates and heightened demand from investors seeking relatively stable alternatives to a declining stock market. However, the fund produced lower returns than its benchmark and Lipper category average, which we attribute to the fund's holdings of bonds issued on behalf of corporations, some of which continued to suffer in the weak economy.

What is the fund's investment approach?

Our goal is to maximize income exempt from federal income tax to the extent consistent with the preservation of capital.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that cannot be redeemed by their issuers within the next 10 years and that are selling at a discount to their face values.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration that is consistent with that of other municipal bond funds.

What other factors influenced the fund's performance?

The fund's performance was positively influenced during the reporting period by favorable market conditions, which were generally the result of falling interest rates and robust investor demand for high-quality, fixed-income securities.
During the first half of the reporting period, allegations of corporate malfeasance and lackluster economic growth kept investors on the defensive.
During the second half, heightened international tensions further supported investors' preferences for high-quality securities, including highly rated municipal bonds.

The fund held a number of corporate-backed bonds, including some issued on behalf of airlines. These bonds proved difficult to sell at prices we considered reasonable, and the fund's overall returns were eroded by the poor performance of a handful of troubled credits. Nonetheless, we managed to continue to reduce the fund's holdings of corporate-backed bonds during the reporting period.

Whenever possible, we replaced the fund's corporate-backed holdings with higher-quality securities, and the fund's overall credit quality has improved. When the reporting period began, approximately 76% of the fund's holdings was rated single-A or better. By the end of the reporting period, approximately 80% of its holdings was rated single-A or better.

When making new purchases, we usually avoided general obligation state debt in favor of essential-services revenue bonds and tax-exempt securities enhanced with third-party insurance.(4) In addition, we added to the fund's holdings of bonds that have the potential to be "pre-

4

refunded" by their issuers, a process in which new debt is issued at lower rates and part of the proceeds is set aside to redeem existing, higher-yielding bonds on their first "call" dates. When existing bonds are pre-refunded, their prices generally rise.

What is the fund's current strategy?

With interest rates hovering near historical lows, we believe that the opportunities for price appreciation are now more limited. However, because of ongoing uncertainty related to prevailing geopolitical and economic factors, we do not expect interest rates to rise during the foreseeable future. Accordingly, we have maintained the fund's average duration at what we consider to be in line with its Lipper category average. This strategy is designed to give us the flexibility we need to participate in new opportunities for tax-exempt income while protecting the fund from potential price erosion if economic growth accelerates.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund 5

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in General Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 2/28/03



                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            5.23%              3.87%             4.70%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL MUNICIPAL BOND FUND, INC. ON 2/28/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES, WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

STATEMENT OF INVESTMENTS

February 28, 2003


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.5%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.0%

Jefferson County, Sewer Revenue

   5.125%, 2/1/2039 (Insured; FGIC)                                                           4,000,000                4,047,120

ARIZONA--1.4%

Arizona School Facilities Board, State School

   Improvement Revenue 5.25%, 7/1/2020                                                        2,500,000                2,701,975

Glendale Industrial Development Authority

   (Midwestern University) 5.875%, 5/15/2031                                                  1,000,000                1,044,730

Scottsdale Industrial Development Authority, HR

   (Scottsdale Healthcare) 5.80%, 12/1/2031                                                   2,000,000                2,054,840

ARKANSAS--.6%

University of Arkansas, University Revenues

  (Various Facility-Fayetteville Campus)

   5%, 12/1/2032 (Insured; FGIC)                                                              2,500,000                2,551,300

CALIFORNIA--8.7%

California Department of Water Resources,

  Power Supply Revenue 5.375%, 5/1/2018

   (Insured, AMBAC)                                                                           5,280,000                5,790,418

California Pollution Control Financing Authority, PCR:

  (San Diego Gas and Electric Co.)

      10.703%, 6/1/2014 (Insured; MBIA)                                                       6,355,000  (a,b)         8,833,386

   (Southern California Edison) 7%, 2/28/2008                                                 2,500,000                2,546,600

Los Angeles Unified School District

   5.25%, 7/1/2020 (Insured; FSA)                                                             4,000,000                4,319,520

Orange County Water District, Revenue

   COP 5%, 8/15/2028 (Insured; MBIA)                                                          5,000,000                5,087,600

Sacramento Municipal Utility District, Electric Revenue

   5.25%, 7/01/2028                                                                           7,000,000                7,092,470

San Joaquin Hills Transportation Corridor,
   Toll Road Revenue

   Zero Coupon, 1/15/2026 (Insured; MBIA)                                                     6,000,000                1,774,860

COLORADO--4.2%

Broomfield, COP (Open Space Park and Recreation

   Facilities) 5.50%, 12/1/2020 (Insured; AMBAC)                                              1,000,000                1,099,490

Colorado Educational and Cultural Facilities Authority,

  LR (Community Colleges of Colorado Project)

   5.50%, 12/1/2021 (Insured; AMBAC)                                                          1,100,000                1,197,504

Colorado Housing Finance Authority, Single Family Program

   7.15%, 10/1/2030 (Insured; FHA)                                                              680,000                  730,109

E-470 Public Highway Authority, Revenue

   5.75%, 9/1/2035 (Insured; MBIA)                                                            5,500,000                6,028,550

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                                            5,000,000                5,233,350

Northwest Parkway Public Highway Authority, Revenue

   7.125%, 6/15/2041                                                                          2,500,000                2,618,500

CONNECTICUT--2.3%

Connecticut State Health and Educational
  Facilities Authority, Revenue:

      (Saint Francis Hospital and Medical Center)
         5.50%, 7/1/2017                                                                      4,040,000                4,464,564

      (University of Hartford) 5.625%, 7/1/2026                                               4,345,000                4,734,182

DISTRICT OF COLUMBIA--1.7%

District of Columbia Convention Center Authority,

   Dedicated Tax Revenue
   5%, 10/1/2021 (Insured; AMBAC)                                                             6,500,000                6,692,010

FLORIDA--.9%

Jacksonville Electric Authority, Revenue

   5.50%, 10/1/2030                                                                           3,385,000                3,633,120

GEORGIA--1.7%

Atlanta and Fulton County Recreation Authority, Revenue

  (Downtown Arena Public Improvement)

   5.375%, 12/1/2026 (Insured; MBIA)                                                          2,180,000                2,276,225

College Park Business and Industrial Development

  Authority, Revenue (Civic Center)

   5.75%, 9/1/2026 (Insured; AMBAC)                                                           4,250,000                4,681,970

ILLINOIS--1.5%

Illinois Development Finance Authority, Revenue

  (Midwestern University)

   6%, 5/15/2026                                                                              1,000,000                1,039,700

Illinois Health Facilities Authority, Health Hospital and
   Nursing Home Revenue (Residential Centers Inc.)
   8.50%, 8/15/2016                                                                           5,025,000                5,131,429

KANSAS--.6%

Kansas Development Finance Authority, Revenue

   (Board of Regents-Scientific Resources)
   5%, 10/1/2023 (Insured; AMBAC)                                                             2,500,000                2,609,350

KENTUCKY--3.8%

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                6,542,635

Kenton County Airport Board, Airport Revenue

   (Delta Airlines Project) 6.125%, 2/1/2022                                                  2,160,000                1,514,959

8

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


KENTUCKY (CONTINUED)

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                                            6,000,000                7,289,220

LOUISIANA--1.0%

Parish of Saint James, SWDR (Freeport-McMoRan
   Partnership Project) 7.70%, 10/1/2022                                                      4,140,000                4,014,475

MARYLAND--1.6%

Maryland Community Development Administration

   Department of Community Development
   11.664%, 4/1/2026                                                                          3,142,000  (a,b)         3,441,810

Pontiac Tax Increment Finance Authority, Revenue

   (Development Area Number 3) 6.25%, 6/1/2022                                                3,250,000                3,212,008

MASSACHUSETTS--.7%

Massachusetts Development Finance Agency, Revenue

   (Boston University) 6%, 5/15/2059                                                          2,500,000                2,918,375

MICHIGAN--12.3%

Michigan Building Authority, Revenue

   9.07%, 10/15/2017                                                                          5,000,000  (a,b)         6,057,100

Dearborn Economic Development Corp., HR

  (Oakwood Obligated Group)

   5.875%, 11/15/2025 (Insured; FGIC)                                                         4,950,000                5,408,518

Dickinson County Healthcare Systems, HR

   5.80%, 11/1/2024 (Insured; ACA)                                                            2,950,000                3,066,908

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                2,000,000  (c)           2,383,620

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               4,910,000  (c)           5,854,782

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                8,000,000  (c)           9,260,960

Michigan Strategic Fund, SWDR (Genesee Power
   Station Project) 7.50%, 1/1/2021                                                           6,900,000                6,613,788

Romulus Economic Development Corp.,
   Economic Development Revenue
   (HIR Limited Partnership Project)
   7%, 11/1/2015 (Surety Bond; ITT Lyndon
   Property Co. Inc.)                                                                         5,000,000                6,396,050

Wayne Charter County, Special Airport Facilities
   Revenue (Northwest Airlines Inc.)
   6.75%, 12/1/2015                                                                           6,420,000                5,155,260

MINNESOTA--1.9%

Chaska, Electric Revenue 6%, 10/1/2025                                                        2,000,000                2,121,700

                                                             The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA (CONTINUED)

Minnesota Housing Finance Agency, SFMR:

   5.95%, 1/1/2017                                                                            1,945,000                2,071,833

   6%, 1/1/2021                                                                               1,350,000                1,420,295

Northfield, HR 6%, 11/1/2026                                                                  2,000,000                2,012,560

MISSOURI--3.3%

Missouri Development Finance Board, Infrastructure

   Facilities Revenue 5.375%, 12/1/2027                                                       2,470,000                2,486,574

Missouri Health and Educational Facilities Authority:

  Educational Facilities Revenue (Washington University)

      5%, 11/15/2037                                                                          1,900,000                1,919,855

   Health Facilities Revenue (Saint Anthony's Medical

      Center) 6.125%, 12/1/2019                                                               2,000,000                2,110,220

Missouri Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                                                     980,000                1,040,201

Saint Louis Industrial Development Authority, Revenue

  (Saint Louis Convention Center)

   7.20%, 12/15/2028                                                                          6,000,000                5,953,200

NEVADA--.5%

Clark County, IDR (Nevada Power Co. Project)

   5.60%, 10/1/2030                                                                           1,900,000                1,901,159

NEW HAMPSHIRE--.1%

New Hampshire Housing Finance Authority,

  Single Family Residential Mortgage

   7.75%, 7/1/2023                                                                              225,000                  226,679

NEW JERSEY--3.7%

Casino Reinvestment Development Authority,

   Parking Fee Revenue
   5%, 10/1/2021 (Insured; AMBAC)                                                             8,000,000                8,372,080

Hudson County, COP (Correctional Facility)

   5%, 12/1/2021 (Insured; MBIA)                                                              6,000,000                6,468,120

NEW YORK--4.5%

New York State Dormitory Authority, Revenue:

  (Rochester Institute of Technology)

      5.25%, 7/1/2024 (Insured; AMBAC)                                                        3,345,000                3,522,686

   (State University Educational Facilities)

      7.50%, 5/15/2013                                                                        2,500,000                3,272,075

Triborough Bridge and Tunnel Authority,
   Highway Toll Revenues

   5.50%, 1/1/2017 (Insured; MBIA)                                                           10,000,000               11,633,000

10

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--2.3%

North Carolina Eastern Municipal Power Agency, Power

   System Revenue 6.75%, 1/1/2026 (Insured; ACA)                                              5,000,000                5,514,050

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.):

      6.45%, 8/15/2020 (Insured; ACA)                                                         1,000,000                1,113,760

      6.625%, 8/15/2030 (Insured; ACA)                                                        2,565,000                2,829,503

OHIO--10.5%

Cincinnati, Water System Revenue:

   5%, 12/1/2020                                                                              2,420,000                2,535,700

   5%, 12/1/2021                                                                              3,825,000                3,980,869

Cleveland-Cuyahoga County
   Port Authority, Revenue

   7.35%, 12/1/2031                                                                           3,000,000                3,065,460

Cuyahoga County, HR (Metrohealth Systems Project):

   6.15%, 2/15/2029                                                                           3,115,000                3,237,762

   (Canton Inc. Project) 7.50%, 1/1/2030                                                      7,000,000                7,722,050

Hamilton County, Sales Tax

   Zero Coupon, 12/1/2025 (Insured; AMBAC)                                                   17,765,000                5,838,112

Mahoning County Hospital Facilities, Revenue

   (Forum Health Obligated Group) 6%, 11/15/2032                                              3,750,000                3,873,825

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                                                         4,205,000                4,510,830

Ohio Water Development Authority, Pollution
   Control Facilities Revenue (Cleveland Electric)
   6.10%, 8/1/2020 (Insured; ACA)                                                             3,000,000                3,161,610

Rickenbacker Port Authority,
   Capital Funding Revenue

   5.375%, 1/1/2032                                                                           2,650,000                2,763,367

University of Cincinnati, General Receipts

   5%, 6/1/2022 (Insured; MBIA)                                                               2,000,000                2,074,140

OKLAHOMA--1.8%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                                               6,025,000                7,139,926

OREGON--1.9%

Lane County School District No. 52, Bethel

   5%, 6/15/2020 (Insured; FSA)                                                               3,700,000                3,895,101

Portland, Sewer System Revenue

   5.75%, 8/1/2019 (Insured; FGIC)                                                            3,500,000                3,953,530

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--5.3%

Allegheny County Sanitation Authority, Sewer Revenue

   5.375%, 12/1/2024 (Insured; MBIA)                                                         13,700,000               14,370,615

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

  (Saint John's Care Center)

   5.85%, 4/20/2036 (Guaranteed; GNMA)                                                        4,210,000                4,406,060

Pennsylvania Higher Educational Facilities Authority,

   Revenue 5.625%, 6/15/2019 (Insured; AMBAC)                                                 2,605,000                2,757,419

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership E-1) 7.55%, 10/1/2022                                                         355,000                  356,917

SOUTH CAROLINA--1.5%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                           3,000,000                3,180,450

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               2,975,000                2,884,054

TENNESSEE--.5%

Knox County Health Educational and Housing
   Facilities Board, Hospital Facilities Revenue
   (Baptist Health System of East Tennessee)
   6.50%, 4/15/2031                                                                           2,000,000                2,069,540

TEXAS--5.5%

Austin Convention Enterprises Inc., Convention Center:

   6.70%, 1/1/2028                                                                            5,000,000                5,228,250

   Trust Certificates 5.75%, 1/1/2032                                                         4,000,000                4,193,680

Houston, Airport System Revenue,

  Special Facilities (Continental Airlines Project):

      6.75%, 7/1/2029                                                                         5,000,000                3,380,200

      5.70%, 7/15/2029                                                                        2,075,000                1,148,284

Texas Turnpike Authority, Central Texas Turnpike

   System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)                                           3,500,000                3,824,205

Tomball Hospital Authority, Revenue (Tomball

   Regional Hospital) 6%, 7/1/2029                                                            1,600,000                1,609,744

Wichita Falls, Water and Sewer Revenue

   5.375%, 8/1/2024 (Insured; AMBAC)                                                          3,000,000                3,166,110

UTAH--.9%

Carbon County, SWDR (Sunnyside Cogeneration Project)

   7.10%, 8/15/2023                                                                           3,600,000                3,553,668

12
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON--6.3%

Chelan County Public Utility District Number 001,
   Consolidated Revenue (Chelan Hydroelectric)
   7.50%, 7/1/2011                                                                            5,655,000                5,789,250

Energy Northwest, Electric Revenue (Project Number 1):

   9.67%, 7/1/2017 (Insured; MBIA)                                                            2,500,000  (a,b)         3,182,450

   9.67%, 7/1/2018 (Insured; MBIA)                                                            2,500,000  (a,b)         3,157,425

Washington Public Power Supply System, Revenue
   (Nuclear Project Number 3)
   7.125%, 7/1/2016 (Insured; MBIA)                                                          10,425,000               13,662,901

WEST VIRGINIA--.7%

State of West Virginia, Road

   5.75%, 6/1/2025 (Insured; MBIA)                                                            2,500,000                2,733,150

WISCONSIN--2.5%

Badger Tobacco Asset Securitization Corp., Asset Backed

   7%, 6/1/2028                                                                              10,000,000               10,213,400

WYOMING--.7%

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                                            2,500,000                2,662,100

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $377,907,130)                                                                                               400,417,044
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--.3%

Michigan State Strategic Fund, PCR, VRDN

   1.15% (SPBA; Barclays Bank, Insured; AMBAC)                                                1,500,000  (d)           1,500,000

TENNESSEE--.3%

Knoxville Utilities Board, Electric System Revenue,

   VRDN 1.15%                                                                                 1,200,000  (d)           1,200,000

WYOMING--1.0%

Uinta County, PCR, VRDN (Amoco Project) 1.10%                                                 4,000,000  (d)           4,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $6,700,000)                                                                                                   6,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $384,607,130)                                                             100.1%             407,117,044

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)               (586,146)

NET ASSETS                                                                                        100.0%             406,530,898

                                                                                                     The Fund 13



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access                    HR                        Hospital Revenue

AMBAC                     American Municipal Bond                    IDR                       Industrial Development Revenue
                             Assurance Corporation

COP                       Certificate of Participation               LR                        Lease Revenue

FGIC                      Financial Guaranty Insurance               MBIA                      Municipal Bond Investors
                             Company                                                             Assurance Insurance
                                                                                                 Corporation

FHA                       Federal Housing Administration             MFHR                      Multi-Family Housing Revenue

FNMA                      Federal National Mortgage                  PCR                       Pollution Control Revenue
                             Association

FSA                       Financial Security Assurance               SFMR                      Single-Family Mortgage Revenue

GNMA                      Government National Mortgage               SWDR                      Solid Waste Disposal Revenue
                             Association

                                                                     VRDN                      Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              50.3

AA                               Aa                              AA                                               14.3

A                                A                               A                                                15.0

BBB                              Baa                             BBB                                               8.0

BB                               Ba                              BB                                                1.6

B                                B                               B                                                 1.1

F1                               Mig1                            SP1                                               1.4

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.3

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2003, THESE SECURITIES AMOUNTED TO $24,672,171 OR 6.1% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           384,607,130   407,117,044

Cash                                                                  3,115,185

Interest receivable                                                   5,838,860

Receivable for investment securities sold                             1,629,193

Prepaid expenses                                                         14,958

                                                                    417,715,240
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           260,560

Payable for investment securities purchased                          10,692,731

Payable for shares of Common Stock redeemed                             131,552

Accrued expenses and other liabilities                                   99,499

                                                                     11,184,342
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      406,530,898
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     415,312,916

Accumulated net realized gain (loss) on investments                 (31,291,932)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      22,509,914
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      406,530,898
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      30,033,820

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.54

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF OPERATIONS

Year Ended February 28, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     24,027,911

EXPENSES:

Management fee--Note 3(a)                                            2,236,472

Distribution fees and prospectus--Note 3(b)                            815,718

Shareholder servicing costs--Note 3(b)                                 239,491

Custodian fees                                                          49,045

Professional fees                                                       48,750

Registration fees                                                       26,837

Shareholders' reports                                                   18,041

Directors' fees and expenses--Note 3(c)                                 13,805

Loan commitment fees--Note 2                                             5,344

Miscellaneous                                                           22,213

TOTAL EXPENSES                                                       3,475,716

INVESTMENT INCOME--NET                                              20,552,195
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (12,129,518)

Net unrealized appreciation (depreciation) on investments           12,299,296

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 169,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,721,973

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended February 28,
                                             -----------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         20,552,195            22,253,009

Net realized gain (loss) on investments       (12,129,518)              415,527

Net unrealized appreciation
   (depreciation) on investments               12,299,296            (5,471,468)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,721,973            17,197,068
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (20,466,751)          (21,952,239)

Net realized gain on investments                  (27,295)              (40,136)

TOTAL DIVIDENDS                               (20,494,046)          (21,992,375)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  91,279,924            83,326,997

Dividends reinvested                           14,154,077            15,069,326

Cost of shares redeemed                      (112,237,315)         (106,562,155)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (6,803,314)           (8,165,832)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,575,387)          (12,961,139)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           413,106,285           426,067,424

END OF PERIOD                                 406,530,898           413,106,285

Undistributed investment income--net                   --               439,740
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,783,769             6,081,975

Shares issued for dividends reinvested          1,052,207             1,106,422

Shares redeemed                                (8,333,601)           (7,788,628)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (497,625)             (600,231)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Fiscal Year Ended February,
                                                                 -------------------------------------------------------------------

                                                                 2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.53          13.69          13.03          14.57         14.95

Investment Operations:

Investment income--net                                            .68(b)         .72(b)         .73            .73           .74

Net realized and unrealized
   gain (loss) on investments                                     .01           (.17)           .66          (1.42)         (.09)

Total from Investment Operations                                  .69            .55           1.39           (.69)          .65

Distributions:

Dividends from investment income--net                            (.68)          (.71)          (.73)          (.73)         (.74)

Dividends from net realized
   gain on investments                                           (.00)(c)       (.00)(c)         --           (.12)         (.29)

Total Distributions                                              (.68)          (.71)          (.73)          (.85)        (1.03)

Net asset value, end of period                                  13.54          13.53          13.69          13.03         14.57
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.23           4.14          10.92          (4.81)         4.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .86            .87            .87           .86

Ratio of net investment income
   to average net assets                                         5.05           5.30           5.44           5.29          5.04

Portfolio Turnover Rate                                         56.52          56.87          43.00          47.10         99.51
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         406,531        413,106        426,067        438,827       575,213

(A)  AS REQUIRED,  EFFECTIVE  MARCH 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01,  DECREASE NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     5.23% TO 5.30%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO MARCH 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General  Municipal  Bond  Fund,  Inc.  (the "fund") is  registered  under  the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal personal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $20,246 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At February 28, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $150,290, accumulated capital losses $31,241,048 and unrealized appreciation $22,525,057. In addition, the fund had $196,187 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to February 28,

20

2003. If not applied, $11,286,399 of the carryover expires in fiscal 2008, $7,626,423 expires in fiscal 2009 and $12,328,226 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended February 28, 2003 and February 28, 2002, respectively, were as follows: tax exempt income $20,466,751 and $21,952,239 and ordinary income $27,295 and $40,136.

During the period ended February 28, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $256,680, increased net realized gain (loss) on investments by $140,161 and increased paid-in capital by $116,519. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended February 28, 2003, there was no expense reimbursement pursuant to the Agreement.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended February 28, 2003, the fund was charged $815,718 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $177,727 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

22

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended February 28, 2003, redemption fees charged and retained by the fund amounted to $4,215.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $221,382,484 and $221,916,406, respectively.

At February 28, 2003, the cost of investments for federal income tax purposes was $384,591,987; accordingly, accumulated net unrealized appreciation on investments was $22,525,057, consisting of $26,876,223 gross unrealized appreciation and $4,351,166 gross unrealized depreciation.

                                                             The Fund 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  General Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of February 28, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Bond Fund, Inc. at February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

24

New York, New York

April 2, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended February 28, 2003 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

*    Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

*    Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

26

ERNEST KAFKA (70)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

*    Instructor, The New York Psychoanalytic Institute (1981-present)

*    Associate  Clinical  Professor  of  Psychiatry  at Cornell  Medical  School
     (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Avery-Fisher Artist Program (November 1997-present)

*    President  of  Lincoln  Center  for  the  Performing   Arts,   Inc.  (March
     1984-December 2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

28

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 201 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund 29

                  For More Information

                        General Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  106AR0203